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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington D. C.  20549

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                                 FORM 8-K

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                    June 5, 1995



                           Hecla Mining Company

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          (Exact name of registrant as specified in its charter)



                                 Delaware

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              (State or other jurisdiction of incorporation)


           1-8491                                  82-0126240

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(Commission File Number)         (IRS Employer Identification No.)



6500 Mineral Drive
Coeur d'Alene, Idaho                               83814-8788

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(Address of principal executive offices)           (Zip Code)



                              (208) 769-4100

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                      (Registrant's Telephone Number)



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Item 5.    OTHER EVENTS.

           As of May 31, 1995, the Registrant acquired from J. M. Huber Corporation substantially all its airfloat kaolin processing facilities and mines near Langley, South Carolina, for approximately eight million three hundred thousand dollars ($8,300,000). These assets were transferred to and will be managed by Registrant's wholly-owned subsidiary, Kentucky-Tennessee Clay Company. On June 5, 1995, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.

Item 7.    FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           Exhibit A - Press Release dated June 5, 1995.


                                 SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  HECLA MINING COMPANY



                                  By /s/  Nathaniel K. Adams
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                                    Name:   Nathaniel K. Adams
                                    Title:  Corporate Counsel and
                                               Assistant Secretary


Dated:  June 5, 1995

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                               EXHIBIT INDEX


     Exhibit 99.A - Press Release dated June 5, 1995